UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2014

LIBERTY INTERACTIVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 28, 2014, Liberty Interactive Corporation (the “Company”) issued a press release (the “Earnings Release”) setting forth information, including financial information, which is intended to supplement the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2014.
This Item 2.02 of this Current Report on Form 8-K and the Earnings Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the year ended December 31, 2013, and other than the portions thereof filed as part of Exhibit 99.2, are being furnished to the SEC.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 25, 2014, Liberty Interactive Corporation (the “Company”) received a letter (the “Notice”) from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, with respect to its Series B Liberty Ventures common stock (Nasdaq: LVNTB), it is no longer in compliance with Nasdaq Listing Rule 5460(a)(1), Continued Listing Requirements for Preferred Stock and Secondary Classes of Common Stock (the “Listing Rule”), which requires the Company’s secondary classes of common stock listed on Nasdaq to maintain a minimum of 100,000 publicly held shares for continued listing.
Pursuant to the Notice, the Company has 45 calendar days, or until April 11, 2014, to submit a plan advising Nasdaq of the actions it will take to regain compliance under the Listing Rule. The Company is actively pursuing a plan to regain compliance through a stock split of the Series A and Series B Liberty Ventures common stock (as described in more detail below) and intends to submit its plan to Nasdaq by the applicable deadline.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 27, 2014, the Company’s board of directors approved an amendment and restatement to the Company’s bylaws (the “Amended Bylaws”), which became effective immediately upon their adoption by the board of directors. The Company’s bylaws were amended and restated primarily to update and modernize certain bylaw provisions, including revisions related to the use of modern electronic communication technologies and revisions intended to address recent amendments to the General Corporation Law of the State of Delaware (the “DGCL”) and make certain other clarifying changes. In particular, the Company’s bylaws have been changed by:

•
Updating and modernizing provisions to accommodate for the potential use of modern electronic communication technologies in connection with, among other things, stockholder meetings, board meetings, notices, and waivers of notice.

•
Updating and modernizing provisions in light of changes made to the DGCL over recent years, including, among other things, modifying or adding provisions with respect to notices, record dates, and lists of stockholders.

•
Amending the advance notice provisions to clarify and expand the procedures that stockholders must follow and the information stockholders must provide to the Company in order to properly submit nominations or proposals for consideration at stockholders meetings and to modify certain requirements with respect to the submission of nominations or proposals.

•
Amending the provision governing vacancies and newly created directorships on the board of directors, to clarify that only directors may fill vacancies and newly created directorships on the board of directors and that the board of directors may fill such positions by taking action by written consent or electronic transmission without holding a board meeting, and to make certain other changes in conformance with the DGCL.

•
Amending the provision governing meetings of the board of directors to remove the obligation that the board of directors meet each year as soon as practicable following the annual meeting of stockholders for the purpose of appointing officers and to clarify the notice requirements in connection with regular meetings of the board of directors.

•	Amending the notice provisions to clarify the procedures for the Company to provide notice to the stockholders, directors, or officers of the Company and clarify how notice is waived.

•
Amending provisions to more closely conform them to the corresponding provisions in the Company’s Restated Certificate of Incorporation, including provisions pertaining to the number and term of office of the directors and indemnification and advancement.

The foregoing is a summary of the changes contained in the Amended Bylaws. Such summary is qualified in its entirety by reference to the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Form 8-K, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Also on February 28, 2014, the Company announced that its board of directors had approved a two for one stock split of the Company’s Series A and Series B Liberty Ventures common stock, to be effected by means of a dividend (the “Stock Split”). Although Nasdaq has not approved the Stock Split as a means for the Company to regain compliance under the Listing Rule, as described above, the Company is effecting the Stock Split with the intent to regain compliance. In the Stock Split, holders of Series A and Series B Liberty Ventures common stock as of 5:00 p.m. New York City time on April 4, 2014 will receive a dividend of one share of Series A or Series B Liberty Ventures common stock for each share of Series A or Series B Liberty Ventures common stock, respectively, held by them as of such time. The payment date for the dividend will be April 11, 2014.

The Company’s announcement regarding the Stock Split is included in the Earnings Release furnished as Exhibit 99.1 hereto.

Item 8.01. Other Events.

Also on February 28, 2014, the Company held an earnings call and made available on its website a slide show presentation (the “Slide Show”) for reference during such call. In each of the Earnings Release and the Slide Show, the Company discussed the proposed recapitalization of the Company’s Liberty Interactive tracking stock into the new QVC Group tracking stock and the new Liberty Digital Commerce tracking stock and certain related matters. The Earnings Release and Slide Show are all archived on or accessible from the Company's website.

The portions of the Earnings Release and the portions of the Slide Show that relate to the discussion of the proposed creation of the new tracking stocks and certain related matters are being filed herewith as Exhibit 99.2 to this Current Report on Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and are hereby incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name
3.1
Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (File No. 001-33982) filed on February 28, 2014

99.1	Press Release dated February 28, 2014
99.2	Excerpts of communications relating to the proposed transaction

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2014

LIBERTY INTERACTIVE CORPORATION

By:     /s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name
3.1
Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (File No. 001-33982) filed on February 28, 2014

99.1	Press Release dated February 28, 2014
99.2	Excerpts of communications relating to the proposed transaction